Exhibit 4.1

IC POWER
IC POWER LTD.
INCORPORATED IN THE REPUBLIC OF SINGAPORE UNDER THE COMPANIES ACT, CHAPTER 50 (Company Registration No. 2051511865D) COMPUTERSHARE TRUST COMPANY, N.A., 250 ROYALL STREET, CANTON, MA 02021
ORDINARY SHARES
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX
CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES that
SPECIMEN
IS THE REGISTERED HOLDER OF
FULLY PAID, NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE PER SHARE, OF IC POWER LTD. and the amount paid on the shares is recorded in the return(s) of allotment lodged pursuant to Section 63A of the Companies Act, Cap. 50, subject to the Constitution of the Company and transferable on the Branch Register of Members of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate and the form of share transfer on this reverse side properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
GIVEN UNDER the official seal of the Company for use in the United States of America and the facsimile signatures of its duly authorized officers.
Dated:
DIRECTOR
DIRECTOR
COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

IC POWER LTD.

THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND SUBJECT TO A PAYMENT OF $5 OR SUCH LESSER SUM AS MAY BE FIXED BY THE DIRECTORS OF THE COMPANY, A COPY OF THE COMPANY’S CONSTITUTION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	–	as tenants by the entireties		(Cust)	(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)
			UNIF TRF MIN ACT–	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

In consideration of the sum of $ , for value received, (“Transferor”)

hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF TRANSFEREE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF TRANSFEREE)

                                                                                                                                                                                                  (“Transferee”)                      fully paid, non-assessable Ordinary Shares of IC Power Ltd. represented by the within Certificate, does hold unto the said Transferee, its Executors, Administrators, and Assigns, its ownership of the same subject to several conditions on which the Transferor held the same immediately before the execution hereof; and the said Transferee does hereby agree to accept the said                  Ordinary Shares, subject to the conditions aforesaid, and does hereby irrevocably constitute and appoint

                                                                                                                                                                                                          Attorney to transfer and register the said shares on the Branch Register of Members of the within named Company maintained by Computershare Trust Company, N.A. in Massachusetts, the United States of America.

Dated:

As Witness our Hands this                  day of                  in the year of our Lord Two Thousand                      .

Signed, sealed and delivered by the above named

Transferor

in the presence of

(Signature)

Addresss

Occupation

Signed, sealed and delivered by the above named

Transferee

in the presence of

(Signature)

Addresss

Occupation

If the Transferor is a corporation

Signed, sealed and delivered by
For and on behalf of

Transferor

Name:

Designation:
in the presence of

(Signature)

Addresss

Occupation

If the Transferee is a corporation

Signed, sealed and delivered by
For and on behalf of

Transferee

Name:

Designation:
in the presence of

(Signature)

Addresss

Occupation

NOTICE: THE SIGNATURE(S) TO THIS TRANSFER INSTRUMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.